

# Driving a Paradigm Shift for Patient Management

Annual Shareholder's Meeting

July 15, 2022

ONCOCYTE™
Where Tomorrow LIVES

# Forward Looking Statement

Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include, among others, those pertaining to Oncocyte's "portfolio promise" in 2022 and 2023, including the expectation that Oncocyte will launch four major products across oncology and transplant, drive market demand, expand indications, submit for reimbursement, form platform partnerships for global expansion and drive revenue growth and operational excellence, Oncocyte's "Determa Platform" and "VitaGraft Platform" strategies, the VitaGraft value creation roadmap, Oncocyte's 2022 success milestones, strategies with respect to cash utilization and financial expectations over the next six quarters, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on Oncocyte™ or its subsidiaries' financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of Oncocyte's third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to supply chains, the need and ability to obtain future capital, maintenance of intellectual property rights in all applicable jurisdictions, and the need to obtain third party reimbursement for patients' use of any diagnostic tests Oncocyte or its subsidiaries commercialize, and risks inherent in strategic transactions such as the potential failure to realize anticipated benefits, legal, regulatory or political changes in the applicable jurisdictions, accounting and quality controls, potential greater than estimated allocations of resources to develop and commercialize technologies, or potential failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

# Our Mission

Oncocyte is a precision diagnostics company with a mission to improve patient outcomes by providing personalized insights that inform critical decisions throughout the patient care journey.



# 2021 Year in Review…

## *OCX is Saving Cancer Patient's Lives!!!*

**1134** Patients Served

\+ Patients' friends, families, and loved ones' lives touched

**118** Ordering Physicians added

**286** New Onboarded Accounts

# We are Poised To Deliver on Our Portfolio Promise!

**2019/2020**

Acquired technology to expand portfolio to minimize risk of a single product company

**2021**

Launched DetermaRx, continued product development of portfolio, acquired liquid-based technology

**2022**

Drive market demand for portfolio, expand indications, submit for reimbursement, form platform partnerships for global expansion

**2023+**

Drive revenue growth across all products, operational excellence to support growth, Ex-US platform/kit launch

**In 2H2022/23, we expect to launch**

**4 major products**

**across Oncology and Transplant**

# From a "One Product Company" to a Rich Portfolio in Oncology and Transplant

DETERMA Rx™
DETERMA IO™
DETERMA Tx™
DETERMA CNI™
DETERMA Mx™

VitaGraft Liver™
Personalized Transplant Monitoring

VitaGraft Kidney™
Personalized Transplant Monitoring

VitaGraft Heart™
Personalized Transplant Monitoring

# Oncocyte's Determa Platform Strategy

**Delivering Precision Diagnostic Information Throughout the Patient Journey Improving Outcomes and Reducing Costs**

## Treatment Decision

| Should I give adjuvant chemo? | Should I give targeted therapy? | Should I give immunotherapy? |
|---|---|---|
| Treatment Stratification | Targeted Therapy Selection | Treatment Selection |
| DETERMA Rx™ | DETERMA Tx™ | DETERMA IO™ |
| Available for Clinical Use | Clinical Launch Q12023 | Full Market Clinical Launch Q12023 |

## Patient Monitoring

| Is the therapy working? | Is the cancer coming back? |
|---|---|
| Therapy Monitoring | Recurrence Detection |
| DETERMA CNI™ | DETERMA Mx™ |
| For Research Use Only in EU<br>US RUO Launch 2H2022 | In Development |

**Differentiated** Tests with **large TAMs (>$10B)** to Address Unanswered Questions Across **ALL** Stages of Cancer

***OCX will expand to global markets using regulated kits on an instrument platform***

# DETERMA IO™ 2021-22 Progress

**11 Validation Studies**

**1100+ Patients**

**6**

**TUMOR TYPES:**
TNBC
NSCLC
Colorectal
Bladder
Gastric
Renal

**ICIs Tested:**
Pembrolizumab
Nivolumab
Atezolizumab
Durvalumab

**4**

# Validation Data

Same algorithm,
Same threshold
For positivity in
Every tumor type

# DETERMA CNI™ Clinical Utility Demonstrated in Multiple Tumor Types

Clinical Validation Data Presented in Immunotherapy Monitoring and Other Applications

- Lung
- Ovarian
- Pancreatic
- Head and Neck

**Validated in:**

**1100+ Patients**

**Across Multiple Tumor Types**

Against Approved Immune Checkpoint Inhibitors

***Shown to Predict Recurrence as well as Response to Treatment***

References listed in Appendix

# The Emerging Patient Management Paradigm



Adjuvant Therapy Selection
Rx
Targeted/ Immunotherapy Selection
IO
Tx
Resistance Targeting
IO
Tx
CNI
Therapeutic Response Monitoring
CNI
CNI
Minimal Residual Disease
Mx
Mx
Molecular Remission
Mx
Mx
BASELINE
TIME PROGRESSION

**Transforming a deadly disease to a chronic disorder via more effective therapy selection and blood-based therapeutic monitoring**

Rx IO Tx **Tissue Diagnostics**

**Blood Diagnostics** CNI Mx Future Product

ONCOCYTE

# Determa Continuum Allows Entry Into Large and Growing Markets

## *Served Market Value >$6B of >$10B TAM When Portfolio is Fully Reimbursed*

PiperJaffray Investment Research June 2017

12th Annual Molecular Diagnostics Update

OCX has IP addressing the cancer screening market

DetermaCNI addresses the $12.1 Billion US market of Monitoring Segments

Therapy Selection Segment is $1.7 Billion



Treatment Monitoring $5 B
Recurrence Monitoring $7.1 B
Therapy Selection $1.7 B
Screening $15 B
Screening
Therapy Selection
Recurrence Monitoring
Treatment Monitoring

ONCOCYTE

# Oncocyte's VitaGraft Platform Strategy

**Delivering Critical Information for Transplant Physicians to Monitor for Early Transplant Rejection**

## Treatment Decision and Patient Monitoring

| Optimize immunosuppressive drug dosing with routine testing | Reduce unnecessary biopsies, and resolve unclear liver enzyme results | Monitor high-risk patients to detect signs of injury early |
|---|---|---|
| VitaGraft Liver™ Personalized Transplant Monitoring | VitaGraft Kidney™ Personalized Transplant Monitoring | VitaGraft Heart™ Personalized Transplant Monitoring |
| CMS Submission Completed 4/22<br>Early Adopter Launch 7/22 | CMS Submission Completed 6/22<br>Early Adopter Launch 7/22 | CMS Validation In Process |

# Rejection Monitoring Improves Patient Outcomes

## Patient Monitoring Menu

Answers the most important question with a unique application

## Is the Organ Being Rejected?

- Monitor high-risk patients to detect signs of injury early
- Reduce unnecessary biopsies, and resolve unclear liver enzyme results
- Absolute quantification of dd-cfDNA
- Optimize Immunosuppressive drug dosing
- Fast turnaround time of 24-48 hours



dd-cfDNA
Severe Damage
(e.g. Rejection)
Beginning
Damage
Transplant in
Good Health
Recovery
(Therapy successful)
Time after Transplantation

- Clinically validated in Kidney, **Liver** and Heart-Tx (AJT 2020, PLOS.Med2017,Transplantation2021)
- Provides precise quantification of dd-cfDNA concentration (AJT 2020, Clin Chem 2020, Transplant Dir. 2021)
- Digital PCR Format provides Fast turnaround of results, and dPCR can be kitted for democratization of testing

ONCOCYTE

# Transplant Monitoring Tests Will Significantly Expand OCX's Revenue Opportunity

## Transplants by the numbers

**~39,000**[1] patients per year (US)

**~316,000** living recipients

**~41,000**[2] patients per year (EU)

## Shortage of donor organs

**Waiting list:**
> 106,000[3] patients (US)
> 150,000 (EU)

- Biomarkers needed to achieve personalized immunosuppression and reduce premature graft loss
- Conventional biochemical tests are either less specific or less sensitive
- LCD Issued for cfDNA testing as surveillance in Transplanted Patients with kidney, liver and heart transplants

***@ Current CMS Reimbursement :***
***~$2B US Market***

1. https://unos.org/data/transplant-trends/ 2. https://www.coe.int/en/web/human-rights-channel/organ-donation
3. https://unos.org/data/transplant-trends/

ONCOCYTE

# VitaGraft Value Creation Roadmap

**2023-2025**

- Decentralize Market
- Establish Transplant Center Partnerships
- Build Market in Liver…add Heart and Kidney
- Launch VitaGraft Products

**2022**

**Laboratory Testing – Oncocyte Generates Revenue**

# Oncocyte 2022 Success Milestones

## Market-focused initiatives to support clinical utility and physician adoption

- Registry execution
- Sales execution


Drive Rx Revenue Growth
Drive DetermaIO/ Tx Uptake
Launch Transplant Business
Clinical Validation of DetermaCNI

- Full market launch of DetermaIO/Tx Q4
- IO submission to CMS Q3
- Continue IO clinical studies
- Closed agreement with global platform co. (Thermo Fisher)
- Initiate IVD IO development Q2
- Tx submission to CMS Q4

- Finalize laboratory test DT for Transplant
- Submit dossier for LCD approval (Liver and Kidney)
- Establish Clinical Trial/EAP
- Close platform partnership
- Initiate IVD development

- Tech transfer completed
- Establish CMS path
- Initiate EU/US studies
- Papers/abstracts at major meetings

■ = Milestones Completed To Date
■ = Milestones In Process

EAP – Early Access Program / LCD – Local Coverage Determination

ONCOCYTE

# Strategy to Ensure Cash Takes Us Into 2024

## Re-prioritization of investments across portfolio

- Completed in Q1
- No further investments in DIO for additional tumor types
  - Current study spend winds down in Q3
  - Current studies required for CMS submission in TNBC, NSCLC and Bladder almost complete
- De-prioritization of:
  - Sales force expansion
  - DTx/DIO full market launch until reimbursement achieved
  - DCNI CMS studies

## Focus platform partnerships on shorter term ROI projects

## Engage strategic partnerships to monetize certain assets

- Full *Tissue Based* portfolio licensing in ex-US markets

## Organizational Optimization:

- Re-organize around priorities
- Eliminate need to add headcount to support Transplant launch – redeployment of Oncology resources
- Assessment of other ways to reduce infrastructure costs in process

# What Shareholders Should Expect Over Next 6 Quarters

- Burn expected to trend down over next 6 quarters as investments in DIO, DRx and other portfolio study investments finish up
- Precipitous drop in burn planned entering 2023 due to reduction in R&D, Sales and Marketing, and G&A
- Anticipated Transplant revenue growth in 2023 (combined with DIO/DTx in 2H23) delivers high value GM$ on top of "fixed infrastructure" costs significantly reducing burn
- Expected Portfolio licensing and monetization delivers cash to balance sheet and expense reduction across the business

***Management is committed to ensuring that cash needs will be met with current cash and non-dilutive activities while ensuring successful product launches will deliver improved enterprise value to shareholders***

# The Future of OCX is Now

**Oncocyte is poised to launch 4 Major High-Value Molecular tests over next 12 months**

Proprietary Tests expected to enter **>6B Served** Available Market

Expect high-gross margin tests will drive solid potential for future net income growth



**Partnerships with global molecular platform companies expected to drive long term growth through IVD kits into ex-US markets**



ONCOCYTE™

Thank You





# Appendix

ONCOCYTE™
Where Tomorrow LIVES

# References

DETERMA CNI™

1. Weiss GJ, Beck J, Braun DP, et al. Tumor Cell-Free DNA Copy Number Instability Predicts Therapeutic Response to Immunotherapy. *Clin Cancer Res*. 2017;23(17):5074-5081.
2. Schirmer MA, Beck J, Leu M, et al. Cell-Free Plasma DNA for Disease Stratification and Prognosis in Head and Neck Cancer. *Clin Chem*. 2018;64(6):959-970.
3. Beck J, Urnovitz HB, Mitchell WM, Schütz E. Next generation sequencing of serum circulating nucleic acids from patients with invasive ductal breast cancer reveals differences to healthy and nonmalignant controls. *Mol Cancer Res*. 2010;8(3):335-342.
4. Schütz E, Akbari MR, Beck J, et al. Chromosomal instability in cell-free DNA is a serum biomarker for prostate cancer. Clin Chem. 2015;61(1):239-248.
5. Oellerich M, Schütz E, Beck J, et al. Using circulating cell-free DNA to monitor personalized cancer therapy. *Crit Rev Clin Lab Sci*. 2017;54(3):205-218.
6. Weiss GJ, Blaydorn L, Beck J, et al. Phase Ib/II study of gemcitabine, nab-paclitaxel, and pembrolizumab in metastatic pancreatic adenocarcinoma [published correction appears in Invest New Drugs. 2019 Aug;37(4):797]. *Invest New Drugs*. 2018;36(1):96-102.
7. Braicu EI, du Bois A, Beck J, Schütz E, Heitz F, et al. Cell-Free-DNA-Based Copy Number Index Score in Epithelial Ovarian Cancer—Impact for Diagnosis and Treatment Monitoring. Cancers. 2022; 14(1):168.
8. Beck J, Urnovitz HB, Riggert J, Clerici M, Schütz E. Profile of the circulating DNA in apparently healthy individuals. *Clin Chem*. 2009;55(4):730-738.
9. Oellerich M, Schütz E, Beck J, Walson PD. Circulating Cell-Free DNA-Diagnostic and Prognostic Applications in Personalized Cancer Therapy. *Ther Drug Monit*. 2019;41(2):115-120.